UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 1    Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement
On September 7, 2021, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and, together with the Trust, “CODI”), together with Compass Group Management LLC, entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (“B. Riley”) and Goldman Sachs & Co. LLC (“Goldman”), pursuant to which CODI may sell common shares of the Trust having an aggregate offering price of up to $500 million (the “Shares”), from time to time through B. Riley and Goldman, acting as sales agents and/or principals (each a “Sales Agent” and, collectively, the “Sales Agents”).
Pursuant to the Sales Agreement, the Shares may be offered and sold through each Sales Agent, acting separately, in ordinary brokers’ transactions, to or through a market maker, on or through the New York Stock Exchange or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions, in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act or through a combination of any such methods of sale. Under the Sales Agreement, each Sales Agent will be entitled to compensation equal to 1.75% of the gross proceeds of the Shares it sells from time to time under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Sales Agents will use their commercially reasonable efforts to sell on CODI’s behalf any Shares to be offered by CODI under the Sales Agreement. CODI has no obligation to sell any of the Shares under the Sales Agreement, and CODI or any Sales Agent may at any time suspend sales of Shares under the Sales Agreement.
The Shares will be issued pursuant to CODI’s Registration Statement on
Form

S-3

(File No. 333-259374)
(the “Registration Statement”). CODI has filed a prospectus supplement, dated September 7, 2021, to the prospectus, dated September 7, 2021, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
In connection with the filing of the Sales Agreement, CODI is filing as Exhibit 5.1 and 5.2 to this Current Report on Form
8-K
the opinions of Richards, Layton & Finger P.A., its Delaware counsel, and as Exhibit 8.1 to this Current Report on Form
8-K
the opinion of Squire Patton Boggs (US) LLP with respect to certain tax matters.
Section 9     Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

1.1	At Market Issuance Sales Agreement, dated September 7, 2021, among the Company, the Trust, Compass Group Management LLC, B. Riley Securities, Inc. and Goldman Sachs & Co. LLC.

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust.

5.2	Legality Opinion of Richards, Layton & Finger P.A. as to the Company.

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters.

23.1	Consent of Richards, Layton & Finger, P.A. (contained in Exhibits 5.1 and 5.2 hereto).

23.2	Consent of Squire Patton Boggs (US) LLP (contained in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8 , 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8 , 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer